Subsequent Events (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Reverse Stock Split
On April 4, 2024, the Company implemented the Reverse Stock Split. The Reverse Stock Split became effective at 4:30 p.m. Eastern Time on April 4, 2024. On April 5, 2024, the Company’s common stock began trading on The Nasdaq Global Market on a split-adjusted basis under the symbol “RNAC” with a new CUSIP number, 816212302. As a result of the Reverse Stock Split, every 30 shares of common stock outstanding were combined, automatically and without any action on the part of the Company or its stockholders, into one share of common stock. Stockholders entitled to fractional shares as a result of the Reverse Stock Split received a cash payment in lieu of receiving fractional shares. The Reverse Stock Split did not change the number of authorized shares or par value of the Company’s common or preferred stock.
Series A Preferred Stock Automatic Conversion
The Automatic Conversion of the Series A Preferred Stock occurred on April 8, 2024 at 5:00 p.m. Eastern Time pursuant to the terms of the Certificate of Designation, as amended. As a result, 367,919.247 shares of Series A Preferred Stock automatically converted into 12,263,951 shares of common stock; 166,341.592 shares of Series A Preferred Stock did not automatically convert due to beneficial ownership limitations. The 166,341.592 shares of Series A Preferred Stock that did not automatically convert are convertible into 5,544,719 shares of common stock. Based on the 17,779,787 shares of common stock outstanding on April 8, 2024, there would be 23,324,506 shares of common stock outstanding if all shares of Series A Preferred Stock converted into common stock on such date.
7495 New Horizon Way Lease Amendment
Effective May 7, 2024, the Company and the Landlord entered into a First Amendment to the Frederick Lease Agreement, or the Amendment, providing for the expansion of the premises leased pursuant to the Frederick Lease Agreement by approximately 7,842 square feet. In connection with the expansion of the leased premises, the Company will be obligated to pay $0.3 million in additional annual base rent for the first year of the term, which is subject to an annual upward adjustment of 3% of the then-current rental rate.
Subsequent Events
On February 28, 2024, the Company entered into a lease agreement with 7495 RP, LLC, or the Landlord, pursuant to which it agreed to lease from the Landlord the manufacturing space located at 7495 New Horizon Way, Frederick, Maryland, or the Frederick Lease Agreement. The space consists of 19,199 leasable square feet of integrated manufacturing and office space. The initial term of the Frederick Lease Agreement is expected to commence no later than April 1, 2024, once the Landlord has obtained legal possession of the premises free of the existing tenant and delivered full possession of the premises to the Company, or the Commencement Date. The Frederick Lease Agreement will terminate seven full lease years following the Commencement Date which, assuming a Commencement Date of April 1, 2024, will be May 31, 2031. The Company will have one option to extend the term of the Frederick Lease Agreement for a period of five years. The base rent for the initial term is $0.1 million per month.